UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

WORLD OMNI AUTO RECEIVABLES TRUST 2020-B

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001812528)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001083199)

Delaware	333-228112-05	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 16, 2020, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $834,930,000 aggregate principal balance of various classes of Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2020-B (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of April 28, 2020, as will be amended and restated by the Trust Agreement, to be dated as of June 24, 2020, each by and between the Depositor and BNY Mellon Trust of Delaware, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Underwritten Notes (as defined below). World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Underwritten Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-228112), filed on November 1, 2018, as amended by pre-effective Amendment No. 1 on January 18, 2019. It is anticipated that the Underwritten Notes will be issued on or about June 24, 2020 (the “Issuance Date”).

The Underwriting Agreement is filed as an exhibit hereto.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated June 16, 2020, setting forth a description of the collateral pool and the structure of $169,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $231,800,000 aggregate principal amount of the Class A-2a Asset-Backed Notes (the “Class A-2a Notes”), $50,000,000 aggregate principal amount of the Class A-2b Asset-Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $281,800,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $76,830,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes”), $25,500,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Underwritten Notes”), and $12,750,000 aggregate principal amount of the Class C Asset-Backed Notes (the “Class C Notes” and, together with the Underwritten Notes, the “Notes”) to be issued by the Issuing Entity. The Underwritten Notes are being offered publicly for sale. The Class C Notes are not being offered publicly for sale and will initially be retained by the registrant or one of its affiliates.

On the Issuance Date, the Depositor will enter into an amended and restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, World Omni and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by World Omni to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor and World Omni, as servicer, will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage World Omni to service those assets. On the Issuance Date, the Issuing Entity will issue to the Depositor the Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into by and between the Issuing Entity and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee”). On the Issuance Date, the Issuing Entity, the Indenture Trustee, the Depositor and World Omni, as administrator (the “Administrator”), will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Administrator agrees to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, World Omni, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by World Omni about such receivables.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Underwritten Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 16, 2020, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

4.1	Sale and Servicing Agreement, to be dated as of June 24, 2020, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor and World Omni Auto Receivables Trust 2020-B, as issuing entity.

4.2	Indenture, to be dated as of June 24, 2020, by and between World Omni Auto Receivables Trust 2020-B, as issuing entity, and U.S. Bank National Association, as indenture trustee.

4.3	Trust Agreement, to be dated as of June 24, 2020, by and between World Omni Auto Receivables LLC, as depositor, and BNY Mellon Trust of Delaware, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of June 18, 2020, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of June 18, 2020, with respect to U.S. federal tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification.

99.1	Receivables Purchase Agreement, to be dated as of June 24, 2020, by and between World Omni Financial Corp., as seller, and World Omni Auto Receivables LLC, as purchaser.

99.2	Administration Agreement, to be dated as of June 24, 2020, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables Trust 2020-B, as issuing entity, World Omni Auto Receivables LLC, as depositor, and U.S. Bank National Association, as indenture trustee.

99.3	Asset Representations Review Agreement, to be dated as of June 24, 2020, by and among World Omni Auto Receivables Trust 2020-B, as issuer, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC

(Depositor)

Dated: June 18, 2020	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Title:	Assistant Treasurer

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